UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2009

UNION NATIONAL FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Pennsylvania	0-19214	23-2415179
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

570 Lausch Lane, Suite 300 Lancaster, Pennsylvania	17601
(Address of principal executive offices)	(Zip Code)

(717) 492-2222

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K

Item 7.01	Regulation FD Disclosure

On May 6, 2009, the Registrant held its 2009 Annual Meeting of Shareholders. At the Annual Meeting, Mark D. Gainer, Chairman, Chief Executive Officer, and President of the Registrant, made a slide presentation which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

 On May 6, 2009, the Registrant issued a press release regarding the results of its annual meeting of shareholders held on May 6, 2009 and other information presented at the annual meeting.   Further, the Registrant announced that it has received an insurance settlement in the amount of $278,000 against losses from loans which were fraudulently or otherwise improperly made by one former employee.  A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

ITEM 9.01	Financial Statements and Exhibits

(a)	Financial Statements and Exhibits

None.

(b)	Pro Forma Financial Information

None.

©	Shell Company Transactions

None.

(d)	Exhibits.

Exhibit Number	Description
99.1	Slide Presentation
99.2	Press release dated as of May 6, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

UNION NATIONAL FINANCIAL CORPORATION
(Registrant)

Dated: May 6, 2009	/s/ Mark D. Gainer
Mark D. Gainer
Chairman, Chief Executive Officer and
President

Exhibit Index
Exhibit Number	Description
99.1	Slide Presentation
99.2	Press release dated as of May 6, 2009